PLACEMENT AGENCY AGREEMENT

October 27, 2025
Prenetics Global Limited
Unit 703-706, K11 Atelier
728 King’s Road, Quarry Bay
Hong Kong
Attn: Danny Sheng Wu Yeung, CEO
Dear Mr. Yeung:
Introduction. Subject to the terms and conditions herein (this “Agreement”), Prenetics Global Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), hereby agrees to sell the securities of the Company described in the immediately succeeding paragraph directly to various investors (each, an “Investor” and collectively, the “Investors”) through Dominari Securities LLC, a Delaware limited liability company, as the placement agent (the “Placement Agent”).
The securities to be sold shall be an aggregate of up to $ $43,779,297.56 consisting of (i) Class A ordinary shares, par value $0.0015 per share (the “Ordinary Shares”), (ii) warrants of the Company (in the form attached hereto as Exhibit A) to purchase Ordinary Shares (the “Class A Common Warrants”), (iii) warrants of the Company (in the form attached hereto as Exhibit B) to purchase Ordinary Shares (the “Class B Common Warrants” and together with the Class A Common Warrants, the “Warrants”). The Ordinary Shares to be sold by the Company are called the “Shares.” As used herein “Warrant Shares” means the Ordinary Shares issuable upon exercise of the Warrants. Each Offered Share is being sold together with one Class A Common Warrant to purchase one Ordinary Share and one Class B Common Warrant to purchase one Ordinary Share.
The purchase price per Share and accompanying Warrants to be paid to the Company shall be $16.08. Each Class A Warrant is immediately exercisable upon issuance to purchase one Ordinary Share for $24.12, subject to adjustment as provided in the Class A Warrant, until the fifth anniversary of the date of issuance. Each Class B Warrant is immediately exercisable upon issuance to purchase one Ordinary Share for $32.16, subject to adjustment as provided in the Class B Warrant, until the fifth anniversary of the date of issuance.
The Shares, Warrants and Warrant Shares are collectively referred to as the “Securities.”
This Agreement and the documents executed and delivered by the Company in connection with the Offering, including, without limitation, the Placement Agent Warrants (as defined below), shall be collectively referred to herein as the “Transaction Documents.” The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.
The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.
(a)On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Securities, with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its Affiliates (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at the closing of the Offering (the “Closing” and the date on which the Closing occurs, a “Closing Date”). As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:
(i) A cash success fee equal to eight percent (8%) of the gross cash proceeds received by the Company from a placement of the Securities (the “Cash Fee”), provided however such fee shall be reduced to four percent (4%) of the gross proceeds for the investors that are introduced by the Company and invest in the Offering (the “Directed Offers”).
(ii)Non-callable warrants of the Company (the “Placement Agent Warrants”) issuable to the Placement Agent or their designees, simultaneously with the closing of the Offering, equal to six percent (6%) warrant coverage of the number of Shares, which Placement Agent Warrants entitle the holder thereof to purchase securities of the Company at a purchase price equal to one hundred percent (100%) of the Share price of the Offering, include piggyback registration rights, and shall be exercisable for a period of five years after the closing of the Offering. The Placement Agent Warrants shall have the same terms and the Warrants except the Placement Agent Warrants shall have an exercise price equal to offering price of the Shares. Notwithstanding the foregoing, the warrant coverage shall be reduced to two percent (2%) for all Directed Orders.
(b)The term of the Placement Agent’s exclusive engagement will begin on the date hereof and end on the earlier of the (i) the Closing of the Offering, (ii) the Company’s election in its discretion to terminate the Offering (the “Term”). Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable, if any, and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).
(c)Fee Tail. In the event that any investor introduced by the Placement Agent to the Company during the Term of its engagement purchases securities from the Company in any public or private offering or other financing or capital-raising transaction of any kind (a “Tail Financing”) within twelve (12) months following the closing of the Offering or the expiration or termination of this Agreement (the “Tail Period”), the Company shall pay to the Placement Agent the same cash and warrant compensation set forth in subsection (a)(i) and (ii) of this Section 1, calculated in the manner set forth therein, with respect to the gross proceeds raised from such investors. For the avoidance of doubt, Tail

Financing shall not include any at-the-market (“ATM”) offering or program. The Company acknowledges that the Placement Agent shall not be responsible for the actions of any such investor or prospective investor, or any of their respective agents. Notwithstanding the foregoing, any obligation of the Company to pay tail compensation under this subsection (c) shall be subject to, and shall not be enforceable in violation of, FINRA Rule 5110(g)(5)(B), including in the event the Company terminates this Agreement for cause.
Section 2. Representations, Warranties, and Covenants of the Company.
(a) The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 (Registration No. 333-288824), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act of the Securities which registration statement, as so amended (including post-effective amendments, if any) became effective on September 11, 2025. At the time of such filing, the Company met the requirements of Form F-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the sale of the Securities and underlying Ordinary Shares and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) which were filed under the Exchange Act on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.
(b)The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act, as defined below, and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus, Time of Sale Prospectus or Prospectus Supplement), in the light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which (x) have not been described or filed as required or (y) will not be filed within the requisite time period.
(c)Any certificate signed by an officer of the Company and delivered to the Placement Agent or the Placement Agent’s counsel shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.
(d)The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.
(e)In connection with the Offering, the Company has not published, distributed, issued, posted or otherwise used or employed and shall not publish, distribute, issue, post or otherwise use or employ (i) any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act (“General Solicitation”) other than with the prior written consent of the Placement Agent, or (ii) any General Solicitation that constitutes a written communication within the meaning of Rule 405 under the Securities Act (“Written General Solicitation Material”) other than any preliminary prospectus. Each individual Written General Solicitation Material does not and will not conflict with the information contained in the SEC Reports (as defined below), and does not and will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(f) The Company will furnish a copy of any amendment or supplement to a Written General Solicitation Material to the Placement Agent and the Placement Agent’s counsel and obtain the Placement Agent’s written consent prior to any publication, distribution, issuance, posting or other use or employment of any such amendment or supplement.
(g)If at any time after the date hereof and prior to the Closing, any event shall have occurred as a result of which any Written General Solicitation Material, as then amended or supplemented, would conflict with the information in the Company’s reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the two (2) years preceding the date hereof (collectively, the “SEC Reports”), or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein or in the SEC Reports, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall become necessary to amend or supplement any Written General Solicitation Material, the Company shall promptly notify the Placement Agent and upon its request, shall use its best efforts to ensure that all purchasers or expected purchasers of the Securities receive corrected Written General Solicitation Materials.

(h) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, including, without limitation, the issuance of the Class A Warrants, Class B Warrants and the Placement Agent Warrants, and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the Class A Warrants, Class B Warrants and Placement Agent Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company (“Board”), or the Company’s stockholders in connection herewith or therewith. This Agreement, the Class A Warrants, the Class B Warrants, the Placement Agent Warrants, the Irrevocable Instructions, and/or any other applicable agreement, has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(i) Issuance of the Securities.
(i)Shares. The Shares have been duly authorized, validly issued, fully paid and non-assessable upon payment of the purchase price therefor to the Company in accordance with the terms of the Transaction Documents.. The Shares will have the rights, preferences, and privileges set forth in the Company’s Memorandum and Articles of Association (including any amended and restated memorandum and articles of association and other charter documents, collectively, the “Charter”). The holders of the Shares will not be subject to personal liability solely by reason of being such holders.
(ii)Warrants. The Warrants have been duly authorized and, when issued and delivered in accordance with the Transaction Documents, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms. The Warrant Shares have been duly authorized and, when issued and delivered upon valid exercise of the Warrants in accordance with their terms, will be validly issued, fully paid, and non-assessable, free and clear of all liens, pledges, and encumbrances (other than restrictions on transfer set forth in the Transaction Documents and applicable securities laws). The Warrant Shares will have the rights, preferences, and privileges of the Ordinary Shares set forth in the Company’s Charter. The holders of the Warrants and the Warrant Shares will not be subject to personal liability solely by reason of being such holders.
(iii)Placement Agent Warrants. The Placement Agent Warrants have been duly authorized and, when issued and delivered in accordance with the terms of the Transaction Documents, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms. The Placement Agent Warrant Shares have been duly authorized and, when issued upon valid exercise of the Placement Agent Warrants, will be validly issued, fully paid, and non-assessable, free and clear of all liens, pledges, and encumbrances (other than restrictions on transfer set forth in the Transaction Documents and applicable securities laws). The Placement Agent Warrant Shares will have the rights, preferences, and privileges of the Ordinary Shares set forth in the Company’s Charter. The holders of the Private Placement Agent Warrants and Placement Agent Warrant Shares will not be subject to personal liability solely by reason of being such holders.
(iv)Reservation of Ordinary Shares. The Company has reserved from its duly authorized capital stock the maximum number of Ordinary Shares issuable pursuant to the Shares, the Class A Warrants, the Class B Warrants, and the Placement Agent Warrants. The issuance of the Shares, Class A Warrants, Class B Warrants, Placement Agent Warrants, and all underlying Ordinary Shares is not subject to any preemptive right, right of first refusal, or other similar right under the Charter, any agreement, or applicable law. No holder of any of the foregoing Securities will be subject to personal liability solely by reason of being such a holder.

(j)The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.
Section 3.Delivery and Payment.
The Closing shall occur at the offices of Company’s counsel (or at such other place as shall be agreed upon by the Placement Agent and the Company, including via remote transmission of Closing documentation). Subject to the terms and conditions hereof, at the Closing, payment of the purchase price for the Securities sold on the Closing Date shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase. Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Company’s counsel. All actions taken at the Closing shall be deemed to have occurred simultaneously.
Section 4.Covenants and Agreements of the Company and Placement Agent.
The Company further covenants and agrees with the Placement Agent as follows:
(a)Registration Statement. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent materially complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities pursuant to the Offering other than the Base Prospectus, the Time of Sale Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.
(b)Amendments, Supplements and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement. If during the Offering period, any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or the Placement Agent’s counsel, it becomes necessary to amend or supplement the SEC Reports in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the SEC Reports, the Company will promptly prepare an appropriate amendment or supplement to the “SEC Reports, that is necessary in order to make the statements therein as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the SEC Reports, as so amended or supplemented, will comply with law. Before amending the SEC Reports, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not distribute any such amendment or supplement to which the Placement Agent reasonably objects.
(c)Copies of any Amendments and Supplements to the SEC Reports. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the Closing Date of the Offering, as many copies of the SEC Reports and other documents to be furnished to Investors as the Placement Agent may reasonably request; provided that the Company’s filing of the SEC Reports on EDGAR shall be deemed to satisfy this covenant.
(d)Transfer Agent. The Company will maintain, at its expense, a transfer agent for the Ordinary Shares.
(e)Periodic Reporting Obligations. For as long as the Company remains subject to the reporting requirements of the Exchange Act, the Company will duly file, on a timely basis, with the

Commission and the Nasdaq Capital Market (“Nasdaq”) (or any successor quotation service, exchange or marketplace) all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.
(f)Additional Documents. The Company will enter into any customary Closing documentation as the Placement Agent or the Investors deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors.
(g)No Manipulation of Price. The Company has not taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any Ordinary Shares.
(h)Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.
(i)Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing and at the Placement Agent’s expense, make public its involvement with the Offering.
(j)Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.
(k)Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2241(b)(2)(H), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.
Section 5.Conditions of the Obligations of the Placement Agent.
The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof and in the Transaction Documents, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:
(a)Transaction Documents. The Transactions Documents shall have been executed and delivered by the Company.
(b)Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement, and any Prospectus, and the registration, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.
(c)No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent’s sole judgment after consultation with the Company, there shall not have occurred any (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the subsidiaries, taken as a whole ; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.
(d)Chief Financial Officer Comfort Certificate. On the Closing Date, the Placement Agent shall receive a signed letter from the Company’s Chief Financial Officer addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent and its counsel, in all material respects. The comfort certificate shall not disclose any change in the condition (financial or other), earnings, operations, business or prospects of the Company from that set forth in the Incorporated Documents or the applicable Prospectus or prospectus supplement, which, in the Placement Agent’s sole judgment, is material and adverse and that makes it, in the Placement Agent’s sole judgment, impracticable or inadvisable to proceed with the Offering of the Securities as contemplated by such Prospectus.
(e)Officer’s Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, dated as of the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, any Prospectus, and this Agreement and to the further effect that:
(i)The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
(ii)No stop order suspending the effectiveness of the Registration Statement or the use of any Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;
(iii) When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, and any Prospectus, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, and any Prospectus, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and
(iv)Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and any Prospectus, there has not been: (a) any Material Adverse Effect; (b) any transaction that is material to the Company and the subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the subsidiaries taken as a whole, incurred by the Company or any subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any subsidiary; I any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect. “Material Adverse Effect” means any event, circumstance, change, occurrence, effect or development that, individually or in the aggregate, has had, or would reasonably be expected to have, (i) a material adverse effect on the legality, validity, or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect, on a timely basis, its obligations under any Transaction Document; provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and itself, to constitute a Material Adverse Effect.
(f) Secretary’s Certificate. At the Closing Date, the Placement Agent shall have received a certificate of the Company signed by the Secretary or another authorized officer of the Company, dated the Closing Date certifying on behalf of the Company and not in an individual capacity: (i) that the memorandum, and articles of association, as amended, of the Company is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; and (iii) as to the incumbency of the officers of the Company
(g) Placement Agent Compensation. The Cash Fee and Placement Agent Warrants calculated in the manner provided in Section 1(a) of this Agreement and reimbursement of expenses as set forth in Section 6 of this Agreement shall have been paid or delivered to the Placement Agent by wire transfer of immediately available funds to an account specified by the Placement Agent to the Company concurrently with Closing.
(h)Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
(i)No Stop Order. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus, the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in connection with the Placement shall have been timely filed with the Commission.
(j)The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus, the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
(k)Stock Exchange Listing. The Ordinary Shares are registered under the Exchange Act and, as of the Closing Date, the Securities shall be listed and admitted and authorized for trading on the Nasdaq Capital Market (the “Trading Market”) or other applicable U.S. national exchange, or an application for such listing shall have been submitted to the Trading Market, and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Ordinary Shares under the Exchange Act or delisting or suspending from trading the Ordinary Shares from the Trading Market or other applicable U.S. national exchange, nor, except as disclosed in the Base Prospectus, Time of Sale Prospectus and Prospectus Supplement, has the Company received any information suggesting that the

Commission or the Trading Market or other U.S. applicable national exchange is contemplating terminating such registration or listing.
(l)No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or underlying Ordinary Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.
(m)FINRA. FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, any filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Placement and pay all filing fees required in connection therewith.
If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.
Section 6.Payment of Expenses.
The Company will be responsible for and will pay all expenses relating to the Offering, including, without limitation, (a) all filing fees and expenses relating to the registration of the Securities and underlying Ordinary Shares with the Commission; (b) all fees and expenses relating to the listing of the Company’s equity or equity-linked securities on the Trading Market; (c) all fees, expenses and disbursements relating to the registration or qualification of the Securities and Ordinary Shares under the “blue sky” securities laws of such states and other jurisdictions as the Placement Agent may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be the Placement Agent’s counsel) unless such filings are not required in connection with the Offering; (d) fees and expenses, if any, of the transfer agent for the Securities; I all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as Placement Agent may reasonably designate; (f) the costs of all mailing and printing of the placement documents; (g) transfer and/or stamp taxes, if any, payable upon the transfer of Securities from the Company to the Placement Agent; (h) the fees and expenses of the Company’s accountants; and (i) $125,000 for legal fees and disbursements for the Placement Agent’s counsel and other out-of-pocket expenses.
Section 7.Indemnification and Contribution.
(a)The Company agrees to indemnify and hold harmless each of the Placement Agent, their affiliates, and each person controlling any of the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents, shareholders, and employees of each of the Placement Agent, their affiliates and each such controlling person (the Placement Agent, and each such entity or person. An “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs, and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing, or defending any actions, whether or not any Indemnified Person is a party thereto, (i) caused by a breach by the Company of any of its representations, warranties, or covenants contained in this Agreement or in any certificate delivered by or on behalf of the Company in connection with this Agreement, or (ii) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the SEC Reports or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such documents). The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.
(b)Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be the Company’s counsel. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise, or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage, or liability is incurred and is due and payable.
(c)In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (i) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (ii) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.
(d)The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services, or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted primarily from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions, or services.
(e)The reimbursement, indemnity, and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.
(f)The Company acknowledges that none of the Indemnified Parties is acting as an attorney, accountant, or negotiator, that the Placement Agent will not make any recommendations about the Offering, and that the Company will seek its own professional advice with respect to the Offering.
(g)The parties agree that the obligations of each of the parties are solely corporate obligations, and that no officer, director, employee, agent, or shareholder of either party shall be subjected to any personal liability whatsoever to any Person, nor will any claim for liability or suit be asserted by, or on behalf of, either party. In no event shall the Placement Agent be liable to the Company, nor will the Company be liable to the Placement Agent, whether a claim be in tort, contract, or otherwise, for any amount in excess of the total amount paid by the Company to the Placement Agent under this Agreement.
Section 8.Representations and Indemnities to Survive Delivery.
The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers, or directors or any controlling person, as the case may be, and will survive delivery of and payment for the shares and warrants sold hereunder and any termination of this Agreement. A successor to the Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.
Section 9.Notices.
All communications hereunder shall be in writing and shall be mailed, hand delivered, telecopied, or e-mailed and confirmed to the parties hereto as follows:
If to the Placement Agent to the address set forth above, attention: Legal Department, telecopy number: (212)-393-4500.
If to the Placement Agent:

Eric Newman
Global Head of Investment Banking
Dominari Securities LLC

725 Fifth Avenue
23rd Floor
New York, NY 10022
enewman@dominarisecurities.com

With a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP
1185 Avenue of the Americas, 31st floor
New York, NY 10036
Attn: Ross Carmel, Esq.
Email: rcarmel@srfc.law
If to the Company:
Prenetics Global Limited
11401 Granite St.
Charlotte, NC 28273
Attn: Lo Hoi Chun, CFO
Email: stephen.lo@prenetics.com
With a copy (which shall not constitute notice) to:

Reed Smith LLP
599 Lexington Avenue
New York, NY 10022
Attention: Anthony J. Marsico, Esq.; Michael S. Lee, Esq.
Email: amarsico@reedsmith.com; michael.lee@reedsmith.com
Any party hereto may change the address for receipt of communications by giving written notice to the others.
Section 10.Prior Agreement.
By entering into this Agreement, the parties agree that that any prior letter of engagement between the parties relating to the Offering, shall automatically terminate and cease to have any effect whatsoever and shall be superseded in its entirety by this Agreement.
Section 11.Successors.
This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers, and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.
Section 12.Partial Unenforceability.
The invalidity or unenforceability of any section, paragraph, or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, or provision hereof. If any

Section, paragraph, or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
Section 13.Governing Law Provisions.
This Agreement shall be deemed to have been made and delivered in New York, New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action, or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages, or liabilities incurred by the Company that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.
Section 14.Right of First Refusal.
(a)Except for (i) any strategic transaction that the Company or its affiliates has already commenced on with another financial institution as of the date of this Agreement, or (ii) any ATM offering program, if, from the date hereof until the six-month anniversary following consummation of the Offering, the Company or any of its subsidiaries (a) decides to dispose of or acquire business units or acquire any of its outstanding securities or make any exchange or tender offer or enter into a merger, consolidation or other business combination or any recapitalization, reorganization, restructuring or other similar transaction, including, without limitation, an extraordinary dividend or distributions or a spin-off or split-off, the Placement Agent (or any affiliate designated by the Placement Agent) shall have the right of first refusal (the “Right of First Refusal”) to act as the Company’s exclusive financial advisor for any such transaction; or (b) decides to finance or refinance any indebtedness, the Placement Agent (or any affiliate designated by the Placement Agent) shall have the Right of First Refusal to act as sole book-runner, sole manager, sole placement agent or sole agent with respect to such financing or refinancing; or (c) decides to raise funds by means of a public offering (including at-the-market facility) or a private placement or any other capital-raising financing of equity, equity-linked or debt securities, the Placement Agent (or any Affiliate designated by the Placement Agent) shall have the Right of First Refusal to act as sole book-running manager, sole underwriter or sole placement agent for such financing. If the Placement Agent fails to accept an offer within five (5) business days after the receipt of a notice containing the material terms of a proposed financing or transaction by registered mail or overnight courier service addressed to the Placement Agent, then the Placement Agent shall have no further claim or right with respect to the financing or transaction proposal contained in such notice. If the Placement Agent or one of its designated Affiliates decides to accept any such engagement, the agreement governing such engagement will contain, among other things, provisions for customary fees for transactions of similar size and nature and the provisions of this Agreement, including indemnification, which are appropriate to such a transaction.
(b)If the Placement Agent declines to exercise the Right of First Refusal or is unable to provide same or more favorable terms to the Company under commercially reasonable standard, the Company shall have the right to retain any other person or persons to provide such services on terms and conditions which are not more favorable to such other person or persons than the terms presented to and declined by the Placement Agent. In compliance with FINRA Rule 5110(g)(5)(B), the Right of First Refusal granted hereunder may be terminated by the Company for “Cause,” which shall mean a material breach by the Placement Agent of this Agreement or a material failure by the Placement Agent to provide the services as contemplated by this Agreement. The services provided by the Placement Agent are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including without limitation, securityholders, employees or creditors of the Company) as against the Placement Agent or its directors, officers, agents and employees.
Section 15.General Provisions.
(a)This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
(b)The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arm’s length, is not an agent of, and owes no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement, and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.
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[SIGNATURE PAGE TO THE PLACEMENT AGENT AGREEMENT]
If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

DOMINARI SECURITIES LLC.

By:	/s/ Eric Newman
Name: Eric Newman
Title: Executive Vice President & Global Head of Investment Banking

The foregoing Placement Agent Agreement is hereby confirmed and accepted as of the date first above written.
PRENETICS GLOBAL LIMITED

By:	/s/ Danny Sheng Wu Yeung
Name: Danny Sheng Wu Yeung
Title: Chief Executive Officer

EXHIBIT A
Form of Class A Common Warrants
[Attached].

EXHIBIT B
Form of Class B Common Warrants
[Attached].